UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)  October 17, 2007
                                                       ----------------

                             IMS HEALTH INCORPORATED
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

         001-14049                                       06-1506026
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  (Commission File Number)                    (IRS Employer Identification No.)


   901 Main Avenue, Norwalk, Connecticut                       06851
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 (Address of Principal Executive Offices)                   (Zip Code)

                                 (203) 845-5200
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On October 17, 2007, IMS Health Incorporated issued a press release regarding financial results for the third quarter ended September 30, 2007. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

     In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.


Item 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

 (d) Exhibits.

       The following exhibit is furnished as part of this report:

       Exhibit Number                        Description
       --------------                        -----------

       99.1                        Press Release dated October 17, 2007

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  IMS HEALTH INCORPORATED

                                  By: /s/ Robert H. Steinfeld
                                  ------------------------------------

                                  Name:  Robert H. Steinfeld
                                  Title: Senior Vice President, General Counsel
                                         and Corporate Secretary

Date:  October 17, 2007

                                  EXHIBIT INDEX


  Exhibit Number                     Description
  --------------                     -----------

  99.1                      Press Release dated October 17, 2007